Exhibit 10.1
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 6 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00011 See Block 16C 2404234ADA001 6. ISSUED BY CODE 234 7. ADMINISTERED BY (If other than Item 6) CODE 234 COMMANDANT (G-ACS-4) USCG HQ COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. Kerri Williams /CGHQ (11-0702) WASHINGTON DC 205930001 2100 2ND ST S.W. SUITE 1100 WASHINGTON DC 205930001 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. ORBCOMM, Inc 9B. DATED (SEE ITEM 11) Attn: Marc Eisenberg 21700 Atlantic Blvd Dulles VA 22102 x 10A. MODIFICATION OF CONTRACT/ORDER NO. HSCG23-04-C-ADA001 10B. DATED (SEE ITEM 11) CODE 146118901 FACILITY CODE 05/20/2004 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) X Bilateral: (FAR 43.103(a)). E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modifcation is: 1) To modify the period of performance for CLINs 00002, 00002A, 00002B, 00002C, 00004, 00004A, 00004B and 00004C; And, 2) Statement of Work, Section 1.15 INTELLECTUAL PROPERTY, remove paragraph three (3), and replace paragraph three with the following: All AIS data received by the AIS receiver located aboard the ORBCOMM Concept Demonstration satellite from AIS transmitters shall be considered as U.S. Coast Guard property until the end of the contract period of performance. Continued . . . Except as provided herein all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Marc Eisenberg, CEO Kerri B. Williams 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED /s/ Marc Eisenberg 8/22/08 /s/ Kerri B. Williams (Signature of person authorized to sign) (Signature of Contracting Officer) NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00011 | PAGE 2 OF 6

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, Inc

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	3. 7.0 DELIVERY SCHEDULE, is hereby, revised as demonstrated on Attachment (1) hereto.				
	4. Period of performance is 20MAY2004 through 05AUG2010.				
	5. Total contract value remains unchanged at 57,806,475.00				
	6. All other terms and conditions remain unchanged.				
	FOB: Destination Discount Terms: Net 30 Period of Performance: 05/20/2004 to 08/05/2010				
	Change Item 00002 to read as follows(amount shown is the obligated amount):				
00002	Operational evaluation and maintenance of the Concept Validation Payload after launch IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004.	1	JB	380,068.00	0.00
	Obligated Amount: $0.00				
	Delivery: 08/05/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Period of Performance: 06/30/2008 to 08/05/2009				
	Change Item 00002A to read as follows(amount shown is the obligated amount):				
00002A	DATA FLOW - Recurring Service (12 Month Base Period). Option 1 - Low Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004.	1	JB	198,000.00	0.00
	Continued . . .				

NSN 7540-01-152-8070

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00011	PAGE 3 OF 6

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, Inc

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Obligated Amount: $0.00 Delivery: 08/05/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Funded: $0.00 Delivery: 08/05/2009 Delivery Location Code: 70372 USCG HEADQUARTERS G-A 2100 2ND ST S.W. Attn: Joyce Burch WASHINGTON DC 205930001 Quantity: 1 Accounting Info: 2A7M 099000475001-70372-255F-AISPRIME-DEF. TASK Funded: $1.00 Accounting Info: 2A6K 099000465001-70372-255F-AISADMIN-DEF. TASK Funded: -$1.00 Period of Performance : 08/06/2008 to 08/05/2009 Change Item 00002B to read as follows (amount shown is the obligated amount):				
00002B	DATA FLOW - Recurring Service (12 Month Base Period). Option 2 - Medium Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Obligated Amount: $0.00 Delivery: 08/05/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Period of Performance: 08/06/2008 to 08/05/2009 Change Item 00002C to read as follows (amount Continued . . .	1	JB	0.00	0.00

NSN 7540-01-152-8070

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00011 | PAGE 4 OF 6

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, Inc

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	shown is the obligated amount):				
00002C	DATA FLOW - Recurring Service (12 Month Base Period). Option 3 - High Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Obligated Amount: $0.00 Delivery: 08/05/2009 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 0990000465001-70372-255F-MDA/ORBCOMM DEF. TASK Period of Performance: 08/06/2008 to 08/05/2009 Change Item 00004 to read as follows (amount shown is the obligated amount):	1	JB	0.00	0.00
00004	OPTION: Operational evaluation and maintenance of the Concept Validation Payload after launch IAW the attached statement of work (one-year optional period) and the contractor's proposal Revision D) dated 19 May 2004. Obligated Amount: $0.00 Delivery: 08/05/2010 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Period of Performance: 08/06/2009 to 08/05/2010 Change Item 00004A to read as follows (amount shown is the obligated amount):	1	JB	0.00	0.00
00004A	DATA FLOW - Recurring Service (12 Month Period). Option 1 - Low Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Obligated Amount: $0.00 Continued . . .	1	JB	0.00	0.00

NSN 7540-01-152-8070
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00011	PAGE 5	OF 6

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, Inc

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Delivery: 08/05/2010 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Period of Performance: 08/06/2009 to 08/05/2010 Change Item 00004B to read as follows (amount shown is the obligated amount):				
00004B	DATA FLOW - Recurring Service (12 Month Period). Option 2 - Medium Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Obligated Amount: $0.00 Delivery: 08/05/2010 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Period of Performance: 08/06/2009 to 08/05/2010 Change Item 00004C to read as follows (amount shown is the obligated amount):	1	JB	0.00	0.00
00004C	DATA FLOW - Recurring Service (12 Month Period). Option 3 - High Usage IAW the attached statement of work and the contractor's proposal (Revision D) dated 19 May 2004. Obligated Amount: $0.00 Delivery: 08/05/2010 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK- Continued . . .	1	JB	0.00	0.00

NSN 7540-01-152-8070

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

REFERENCE NO. OF DOCUMENT BEING CONTINUED CONTINUATION SHEET HSCG23-04-C-ADA001/P00011 PAGE OF 6 6 NAME OF OFFEROR OR CONTRACTOR ORBCOMM, Inc ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT (A) (B) (C) (D) (E) (F)Period of Performance: 08/06/2009 to 08/05/2010 NSN 7540-01-152-8070 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Section 7.0 DELIVERABLES on page 15 of 24 of the item referenced in 10A is hereby modified to change the due dates for the following deliverables or events listed below:
ITEM PWS DELIVERABLE/EVENT DUE BY Satellite Control Center Upgrade Critical _____ Completed Design Review Final Checkout Satellite Control Center Upgrade _____ Completed Launch _____ Completed Data flow initiation 06 AUG 2008 Operations Quarter 1 (event)* 90 Days after Data flow initiation Data transmitted by AIS over the Contractor’s _____ TBD compliment of AIS-equipped satellites, to the extent they are providing service, for a period of 90 continuous days. Operations Quarter 2 (event)* 180 Days after Data flow initiation Operations Quarter 3 (event)* 270 Days after Data flow initiation Operations Quarter 4 (event)* 360 Days after Data flow initiation
Notes: (*) If base period is extended via exercising of optional period, these events will carry forward on a quarterly basis. Except as provided herein, all other deliverables or events and due dates remain unchanged and in full force and effect.